Exhibit 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending June 30, 2008 and 2007

	2nd Quarter
(in thousands, except per share data)	2008	2007	Change
Operating Revenues
Oil and gas operations	$231,780	$203,356	$28,424
Natural gas distribution	109,486	111,566	(2,080)

Total operating revenues	341,266	314,922	26,344

Operating Expenses
Cost of gas	55,869	53,358	2,511
Operations and maintenance	93,427	84,111	9,316
Depreciation, depletion and amortization	44,114	38,707	5,407
Taxes, other than income taxes	29,868	21,870	7,998
Accretion expense	1,055	971	84

Total operating expenses	224,333	199,017	25,316

Operating Income	116,933	115,905	1,028

Other Income (Expense)
Interest expense	(10,258)	(12,016)	1,758
Other income	486	950	(464)
Other expense	(452)	(187)	(265)

Total other expense	(10,224)	(11,253)	1,029

Income from Continuing Operations Before Income Taxes	106,709	104,652	2,057
Income tax expense	39,831	36,749	3,082

Income from Continuing Operations	66,878	67,903	(1,025)

Discontinued Operations, Net of Taxes
Income from discontinued operations	—	—	—
Gain on disposal of discontinued operations	—	—	—

Income from Discontinued Operations	—	—	—

Net Income	$66,878	$67,903	$(1,025)

Diluted Earnings Per Average Common Share
Continuing operations	$0.93	$0.94	$(0.01)
Discontinued operations	—	—	—

Net Income	$0.93	$0.94	$(0.01)

Basic Earnings Per Average Common Share
Continuing operations	$0.93	$0.95	$(0.02)
Discontinued operations	—	—	—

Net Income	$0.93	$0.95	$(0.02)

Diluted Avg. Common Shares Outstanding	72,055	72,249	(194)

Basic Avg. Common Shares Outstanding	71,585	71,592	(7)

Dividends Per Common Share	$0.12	$0.115	$0.005

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 6 months ending June 30, 2008 and 2007

	Year-to-date
(in thousands, except per share data)	2008	2007	Change
Operating Revenues
Oil and gas operations	$456,675	$397,389	$59,286
Natural gas distribution	406,237	410,194	(3,957)

Total operating revenues	862,912	807,583	55,329

Operating Expenses
Cost of gas	217,258	221,496	(4,238)
Operations and maintenance	179,979	166,154	13,825
Depreciation, depletion and amortization	86,530	76,727	9,803
Taxes, other than income taxes	64,773	52,182	12,591
Accretion expense	2,100	1,921	179

Total operating expenses	550,640	518,480	32,160

Operating Income	312,272	289,103	23,169

Other Income (Expense)
Interest expense	(21,380)	(24,237)	2,857
Other income	730	1,511	(781)
Other expense	(1,048)	(382)	(666)

Total other expense	(21,698)	(23,108)	1,410

Income from Continuing Operations Before Income Taxes	290,574	265,995	24,579
Income tax expense	107,008	94,211	12,797

Income from Continuing Operations	183,566	171,784	11,782

Discontinued Operations, Net of Taxes
Income from discontinued operations	—	1	(1)
Gain on disposal of discontinued operations	—	—	—

Income from Discontinued Operations	—	1	(1)

Net Income	$183,566	$171,785	$11,781

Diluted Earnings Per Average Common Share
Continuing operations	$2.55	$2.38	$0.17
Discontinued operations	—	—	—

Net Income	$2.55	$2.38	$0.17

Basic Earnings Per Average Common Share
Continuing operations	$2.56	$2.40	$0.16
Discontinued operations	—	—	—

Net Income	$2.56	$2.40	$0.16

Diluted Avg. Common Shares Outstanding	72,054	72,153	(99)

Basic Avg. Common Shares Outstanding	71,611	71,538	73

Dividends Per Common Share	$0.24	$0.23	$0.01

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 12 months ending June 30, 2008 and 2007

	Trailing 12 Months
(in thousands, except per share data)	2008	2007	Change
Operating Revenues
Oil and gas operations	$884,878	$789,234	$95,644
Natural gas distribution	605,511	641,819	(36,308)

Total operating revenues	1,490,389	1,431,053	59,336

Operating Expenses
Cost of gas	314,191	342,712	(28,521)
Operations and maintenance	347,268	315,427	31,841
Depreciation, depletion and amortization	171,180	150,017	21,163
Taxes, other than income taxes	108,422	93,797	14,625
Accretion expense	4,127	3,730	397

Total operating expenses	945,188	905,683	39,505

Operating Income	545,201	525,370	19,831

Other Income (Expense)
Interest expense	(44,243)	(47,346)	3,103
Other income	1,887	1,422	465
Other expense	(1,625)	(849)	(776)

Total other expense	(43,981)	(46,773)	2,792

Income from Continuing Operations Before Income Taxes	501,220	478,597	22,623
Income tax expense	180,226	170,393	9,833

Income from Continuing Operations	320,994	308,204	12,790

Discontinued Operations, Net of Taxes
Income from discontinued operations	2	3	(1)
Gain on disposal of discontinued operations	18	53	(35)

Income from Discontinued Operations	20	56	(36)

Net Income	$321,014	$308,260	$12,754

Diluted Earnings Per Average Common Share
Continuing operations	$4.46	$4.26	$0.20
Discontinued operations	—	—	—

Net Income	$4.46	$4.26	$0.20

Basic Earnings Per Average Common Share
Continuing operations	$4.48	$4.29	$0.19
Discontinued operations	—	0.01	(0.01)

Net Income	$4.48	$4.30	$0.18

Diluted Avg. Common Shares Outstanding	72,044	72,315	(271)

Basic Avg. Common Shares Outstanding	71,641	71,765	(124)

Dividends Per Common Share	$0.47	$0.45	$0.02

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending June 30, 2008 and 2007

	2nd Quarter
(in thousands, except sales price data)	2008	2007	Change
Oil and Gas Operations
Operating revenues
Natural gas	$135,216	$124,712	$10,504
Oil	74,928	60,615	14,313
Natural gas liquids	20,065	16,548	3,517
Other	1,571	1,481	90

Total	$231,780	$203,356	$28,424

Production volumes from continuing operations
Natural gas (MMcf)	16,396	15,690	706
Oil (MBbl)	1,006	947	59
Natural gas liquids (MMgal)	18.1	19.1	(1.0)
Production volumes from continuing ops. (MMcfe)	25,022	24,099	923
Total production volumes (MMcfe)	25,022	24,099	923
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$8.25	$7.95	$0.30
Oil (barrel)	$74.51	$64.03	$10.48
Natural gas liquids (gallon)	$1.11	$0.87	$0.24
Other data from continuing operations
Lease operating expense (LOE)
LOE and other	$41,602	$39,121	$2,481
Production taxes	21,553	13,589	7,964

Total	$63,155	$52,710	$10,445

Depreciation, depletion and amortization	$31,995	$27,000	$4,995
General and administrative expense	$13,528	$11,025	$2,503
Capital expenditures	$98,513	$107,126	$(8,613)
Exploration expenditures	$2,960	$178	$2,782
Operating income	$119,087	$111,472	$7,615

Natural Gas Distribution
Operating revenues
Residential	$63,711	$66,828	$(3,117)
Commercial and industrial	31,378	31,172	206
Transportation	11,506	11,367	139
Other	2,891	2,199	692

Total	$109,486	$111,566	$(2,080)

Gas delivery volumes (MMcf)
Residential	3,211	3,187	24
Commercial and industrial	1,983	1,981	2
Transportation	11,264	12,197	(933)

Total	16,458	17,365	(907)

Other data
Depreciation and amortization	$12,119	$11,707	$412
Capital expenditures	$15,926	$16,606	$(680)
Operating income	$(1,472)	$4,970	$(6,442)

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 6 months ending June 30, 2008 and 2007

	Year-to-date
(in thousands, except sales price data)	2008	2007	Change
Oil and Gas Operations
Operating revenues
Natural gas	$266,170	$247,937	$18,233
Oil	139,027	114,699	24,328
Natural gas liquids	37,511	31,590	5,921
Other	13,967	3,163	10,804

Total	$456,675	$397,389	$59,286

Production volumes from continuing operations
Natural gas (MMcf)	32,823	31,237	1,586
Oil (MBbl)	1,950	1,873	77
Natural gas liquids (MMgal)	34.9	38.0	(3.1)
Production volumes from continuing ops. (MMcfe)	49,505	47,905	1,600
Total production volumes (MMcfe)	49,505	47,904	1,601
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$8.11	$7.94	$0.17
Oil (barrel)	$71.31	$61.23	$10.08
Natural gas liquids (gallon)	$1.08	$0.83	$0.25
Other data from continuing operations
Lease operating expense (LOE)
LOE and other	$84,737	$74,530	$10,207
Production taxes	38,129	25,600	12,529

Total	$122,866	$100,130	$22,736

Depreciation, depletion and amortization	$62,391	$53,473	$8,918
General and administrative expense	$25,427	$24,817	$610
Capital expenditures	$172,910	$160,521	$12,389
Exploration expenditures	$3,309	$275	$3,034
Operating income	$240,582	$216,773	$23,809

Natural Gas Distribution
Operating revenues
Residential	$263,286	$270,626	$(7,340)
Commercial and industrial	108,883	108,894	(11)
Transportation	27,009	25,934	1,075
Other	7,059	4,740	2,319

Total	$406,237	$410,194	$(3,957)

Gas delivery volumes (MMcf)
Residential	14,742	14,766	(24)
Commercial and industrial	6,959	6,853	106
Transportation	25,561	25,617	(56)

Total	47,262	47,236	26

Other data
Depreciation and amortization	$24,139	$23,254	$885
Capital expenditures	$28,996	$31,573	$(2,577)
Operating income	$73,016	$73,407	$(391)

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 12 months ending June 30, 2008 and 2007

	Trailing 12 Months
(in thousands, except sales price data)	2008	2007	Change
Oil and Gas Operations
Operating revenues
Natural gas	$517,639	$463,219	$54,420
Oil	275,825	206,541	69,284
Natural gas liquids	74,544	58,364	16,180
Other	16,870	61,110	(44,240)

Total	$884,878	$789,234	$95,644

Production volumes from continuing operations
Natural gas (MMcf)	65,886	63,009	2,877
Oil (MBbl)	3,956	3,686	270
Natural gas liquids (MMgal)	74.1	77.6	(3.5)
Production volumes from continuing ops. (MMcfe)	100,206	96,216	3,990
Total production volumes (MMcfe)	100,206	96,215	3,991
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$7.86	$7.35	$0.51
Oil (barrel)	$69.73	$56.03	$13.70
Natural gas liquids (gallon)	$1.01	$0.75	$0.26
Other data
Lease operating expense (LOE)
LOE and other	$158,487	$143,899	$14,588
Production taxes	66,327	49,257	17,070

Total	$224,814	$193,156	$31,658

Depreciation, depletion and amortization	$123,159	$104,198	$18,961
General and administrative expense	$51,474	$38,975	$12,499
Capital expenditures	$391,868	$324,642	$67,226
Exploration expenditures	$5,928	$2,930	$2,998
Operating income	$475,376	$446,245	$29,131

Natural Gas Distribution
Operating revenues
Residential	$380,951	$410,691	$(29,740)
Commercial and industrial	164,892	173,381	(8,489)
Transportation	50,330	48,888	1,442
Other	9,338	8,859	479

Total	$605,511	$641,819	$(36,308)

Gas delivery volumes (MMcf)
Residential	20,641	22,096	(1,455)
Commercial and industrial	10,699	11,054	(355)
Transportation	51,391	51,429	(38)

Total	82,731	84,579	(1,848)

Other data
Depreciation and amortization	$48,021	$45,819	$2,202
Capital expenditures	$56,285	$67,295	$(11,010)
Operating income	$72,351	$81,243	$(8,892)